GRAND PRIX FUNDS, INC.

 Supplement to Prospectus Dated November 30, 1998 and
                      Supplements
 Dated December 31, 1998, January 1, 1999, January 8,
               1999 and January 11, 1999

Sales Charge Waivers

     The following investors may purchase shares of the Fund at net asset value without the imposition of any sales charge:

     Certain retirement plans, such as profit-sharing, pension, 401(k) and simplified employee pension plans
(SEPs and SIMPLEs), that invest directly in the Fund, subject to minimum requirements with respect to the amount of purchase (minimum of at least $250,000);

     Beneficial owners of wrap accounts who are clients of registered broker/dealers having a selling or service agreement with the Distributor;

     Clients of fee only financial planners or fee only registered investment advisers and financial planners or investment advisers who have entered into an agreement with the Distributor for clients participating in comprehensive fee programs;

     Owners of private accounts managed by the Advisor;

     Directors, officers and full-time employees of the Fund, the Distributor, the Administrator and affiliates of such companies (including the Advisor) and spouses and family members of such persons;

     Registered broker/dealers who have entered into a selling or service agreement with the Distributor for their investment account only, and registered personnel and employees of such broker/dealers.

 This information supersedes the information contained on pages 15 and 16 of the prospectus under the heading
                "Sales Charge Waivers."

Reduced Sales Charges

     The Fund's sales charges will be reduced to 1% for sponsored arrangements with organizations that make recommendations to or permit group solicitations of the organization's employees, members or participants. The
Fund may, at its discretion, name a single registered representative as servicing agent for the organization.

This information supplements the information contained on pages 15-21 of the Prospectus, elsewhere therein and in the Supplements to the Prospectus dated December 31, 1998, January 1, 1999, January 8, 1999 and January 11,
1999.


This Supplement should be retained with your Prospectus
                 for future reference.

 The date of this Prospectus Supplement is January 18,
                         1999.